Exhibit 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints JOHN P. JONES III or JOHN R. OWINGS or W. DOUGLAS BROWN, acting severally, his/her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him/her and in his/her name, place and stead, in any and all capacities, to sign the Form 10-K Annual Report for the fiscal year ended 30 September 2002 and all amendments thereto and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he/she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, this Power of Attorney has been signed below by the following persons in the capacities and on the dates indicated.



             Signature                       Title                 Date


         /s/ Mario L. Baeza                Director          21 November 2002
----------------------------------
           Mario L. Baeza


       /s/ L. Paul Bremer III              Director          21 November 2002
----------------------------------
         L. Paul Bremer III


       /s/ Michael J. Donahue              Director          21 November 2002
----------------------------------
         Michael J. Donahue


       /s/ Ursula F. Fairbairn             Director          21 November 2002
----------------------------------
        Ursula F. Fairbairn


      /s/ Edward E. Hagenlocker            Director          21 November 2002
----------------------------------
       Edward E. Hagenlocker


        /s/ James F. Hardymon              Director          21 November 2002
----------------------------------
         James F. Hardymon


        /s/ John P. Jones III              Director          21 November 2002
----------------------------------
         John P. Jones III

       /s/ Terry R. Lautenbach             Director          21 November 2002
----------------------------------
        Terry R. Lautenbach


         /s/ Terrence Murray               Director          21 November 2002
----------------------------------
          Terrence Murray


        /s/ Charles H. Noski               Director          21 November 2002
----------------------------------
          Charles H. Noski


         /s/ Paula G. Rosput               Director          21 November 2002
----------------------------------
          Paula G. Rosput


       /s/ Lawrason D. Thomas              Director          21 November 2002
----------------------------------
         Lawrason D. Thomas




                                       2